                               PROXY INFORMATION

In July, shareholders of certain AIM funds have been mailed a proxy statement asking for approval for some or all of the following proposals: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement, sub-advisory agreements, and distribution plan. The proxy statement for each AIM fund contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                             ----------------------
                                Scroll down
                                prospectus menu           [GO]
                             ----------------------

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WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET
[GRAPHIC]
ONLINE PROXY VOTING
-------------------

Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL
[GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE
[GRAPHIC]

Call toll free number 1-800-331-2896.

Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS . . .

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.

  --Copyright-- 2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

                             AIM ADVISOR FLEX FUND

QUESTIONS & ANSWERS                                   PROXY STATEMENT

    o   General Questions & Answers                   PROSPECTUS
    o   Proposal for Reorganization as a
        Delaware Business Trust                       ANNUAL REPORT
    o   Proposal for Approval of a New Advisory
        Agreement                                     BACK TO PROXY
    o   Proposal for Approval of New                  INFORMATION
        Sub-Advisory Agreements
    o   Proposal for Approval of a New                ONLINE PROXY
        Distribution Plan                             VOTING
    o   Proposal for Changing Fundamental
        Investment Restrictions
    o   Proposal for Changing the Investment
        Objective and Making It Non-Fundamental

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We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

    o   How do I vote?
    o   What kinds of changes are being proposed?
    o   How does the board recommend that I vote?
    o   Will these changes alter the way my fund is managed?
    o   Will any of these changes affect the value of my account?
    o   Why should I vote?
    o   Has AIM contracted for the services of a proxy solicitor?
    o   Will my vote be confidential using the online proxy voting system?
    o   How do I sign the proxy card?
    o   What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at https://www.proxycard.com/aim3. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.
    o You may indicate your vote on the proxy card and return it in the postage-paid envelope.
    o You may call in your vote to Shareholder Communications Corporation at 1-800-331-2896.
    o You may vote in person at the September 1, 2000 shareholder meeting.

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:
    o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."
    o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of a New Investment Advisory Agreement."
    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant material impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

WILL ANY OF THESE CHANGES AFFECT THE VALUE OF MY ACCOUNT?

No. None of them will.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the September 1st shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by ProxyCard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between the ProxyCard.com Web server and the shareholder's computer.
    o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. ProxyCard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
    o FIREWALL - To protect the confidentiality of your account records, ProxyCard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

        INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

        JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the registration.

        ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before the Shareholder Meeting, which will be held at 3:00 P.M. Central time on September 1, 2000.
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
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PROPOSAL FOR REORGANIZATION AS
A DELAWARE BUSINESS TRUST

    o   What am I being asked to vote on?
    o   Why is this change being proposed?
    o   Will there be any tax consequences as a result of this reorganization?
    o   Where can I find further details about this reorganization?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders will not recognize a gain or a loss for federal income tax purposes as a result of the reorganization. However, we do encourage shareholders to consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances as to state and local tax consequences.

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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PROPOSAL FOR APPROVAL
OF A NEW ADVISORY AGREEMENT

    o   What am I being asked to vote on?
    o How does the proposed new advisory agreement differ from the current advisory agreement?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and AIM Advisor Funds, Inc. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). These and certain other changes are more fully described in the proxy statement.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

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PROPOSAL FOR APPROVAL
OF NEW SUB-ADVISORY AGREEMENTS

    o   What am I being asked to vote on?
    o How does the proposed new sub-advisory agreement differ from the current sub-advisory agreement?
    o   Will the new sub-advisory agreement change the way my fund is managed?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve a new sub-advisory agreement between AIM and your fund's current sub-advisor. The fund's current sub-advisor is INVESCO Inc. ("INVESCO"). Both INVESCO and A I M Management Group Inc. ("AIM Management") are subsidiaries of AMVESCAP. The current sub-advisory agreement, among other things, authorizes INVESCO to manage the investment and reinvestment of all assets, determine what securities to purchase or sell and provide investment analysis and research. The sub-advisory agreement can only be amended with shareholder approval.

HOW DOES THE PROPOSED NEW SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENT?

Among other things, it clarifies that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash of the fund, and maintain compliance procedures. It also revises the compensation section so that the sub-advisor would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets.

WILL THE NEW SUB-ADVISORY AGREEMENT CHANGE THE WAY MY FUND IS MANAGED?

No changes in the level or type of services provided by the sub-advisors would occur if the new sub-advisory agreements are approved by shareholders.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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
PROPOSAL OF APPROVAL
OF A NEW DISTRIBUTION PLAN

    o   What am I being asked to vote on?
    o   How does the proposed distribution plan differ from the current plan?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new distribution plan for Class A and Class C shares of your fund. The new distribution plan is the form of distribution plan adopted by other retail funds having A I M Distributors, Inc. ("AIM Distributors") as their distributor.

HOW DOES THE PROPOSED DISTRIBUTION PLAN DIFFER FROM THE CURRENT PLAN?

Details can be found in the section of the proxy statement titled "Approval of a New Distribution Plan." Mainly, the changes are designed to conform the current distribution plan to AIM Distributors' uniform model distribution plan used by the other AIM funds. The Board believes that having the funds and other AIM Distributors funds operate pursuant to similar plans will enhance operating efficiencies of the funds and AIM Distributors.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The proposed distribution plan would not change the fee schedule for your fund. (The amounts that would have been paid had the new plan been in effect during the last fiscal year would not differ from actual amounts paid.)

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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PROPOSAL FOR CHANGING
FUNDAMENTAL INVESTMENT RESTRICTIONS

    o   What am I being asked to vote on?
    o What is the difference between a fundamental restriction and a non-fundamental restriction?
    o   Why are these changes being proposed?
    o   Where can I find further details about these changes?

    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.
    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.
    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy titled "Changes to the Fundamental Investment Restrictions of All Funds."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE
AND MAKING IT NON-FUNDAMENTAL

    o   What am I being asked to vote on?
    o What is the difference between a fundamental objective and a non-fundamental objective?
    o   Why are these changes being proposed?
    o   Will this change the types of investments the fund makes?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental and to eliminate from the investment objective the types of securities your fund proposes to purchase in pursuing that objective.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

The current investment objectives state that this fund will invest without regard to federal income tax considerations. The board believes that the investment objective of the fund should omit the statement that the fund will invest without regard to tax considerations. If the fund invests without regard to tax considerations, shareholders of the funds may realize significant taxable gains.

This change will allow the board to operate the fund on a tax-managed basis, resulting in little capital gain to shareholders, if the board so chooses, without seeking a shareholder vote.

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. Neither the investment objective nor the types of securities the fund buys will change if this is approved.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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                        A I M DISTRIBUTORS, INC. 7/2000

      --Copyright--2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

ProxyCard.Com
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                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                             AIM ADVISOR FLEX FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM ADVISOR FUNDS, INC.

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM ADVISOR FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis
            04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
            05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM ADVISOR FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4. TO APPROVE A NEW MASTER SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO, INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

5. TO APPROVE A NEW MASTER DISTRIBUTION PLAN (CLASS A AND CLASS C SHARES) FOR THE CLASS A AND CLASS C SHARES OF THE FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


6a.  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR

     [ ]  AGAINST
     [ ]  ABSTAIN


6e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING, HYPOTHECATING OR OTHERWISE TRANSFERRING ASSETS AS SECURITY
     FOR INDEBTEDNESS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING RESTRICTED AND ILLIQUID SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


7. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND AND MAKING IT NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


9. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [ SUBMIT ]

ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION
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                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                             AIM ADVISOR FLEX FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM ADVISOR FUNDS, INC.

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM ADVISOR FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED
     AND QUALIFIED:

     [X]  FOR ALL

          WITHHOLD AUTHORITY FOR ALL NOMINEES

          FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis
            04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
            05. Jack M. Fields            10. Louis S. Sklar


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM ADVISOR FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [X]  FOR
          AGAINST
          ABSTAIN

4. TO APPROVE A NEW MASTER SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO, INC.

     [X]  FOR
          AGAINST
          ABSTAIN

5. TO APPROVE A NEW MASTER DISTRIBUTION PLAN (CLASS A AND CLASS C SHARES) FOR THE CLASS A AND CLASS C SHARES OF THE FUND.

     [X]  FOR
          AGAINST
          ABSTAIN

6.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



6a.  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
          AGAINST
          ABSTAIN


6b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6c.  CHANGE TO FUNDAMENTAL RESTRICTION ON

     UNDERWRITING SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
          AGAINST
          ABSTAIN

6e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [X]  FOR
          AGAINST
          ABSTAIN

6f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
          AGAINST
          ABSTAIN


6h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
          AGAINST
          ABSTAIN


6i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
          AGAINST

     ABSTAIN

6k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING, HYPOTHECATING OR OTHERWISE TRANSFERRING ASSETS AS SECURITY FOR INDEBTEDNESS.

     [X]  FOR
          AGAINST
          ABSTAIN

6l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [X]  FOR
          AGAINST
          ABSTAIN

6m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING RESTRICTED AND ILLIQUID SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

7. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND AND MAKING IT NON-FUNDAMENTAL.

     [X]  FOR
          AGAINST
          ABSTAIN

8. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
          AGAINST
          ABSTAIN


9. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.




                                    Is this vote correct?

                            [THIS VOTE IS CORRECT]     [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[          ]

[ SUBMIT ]

  The enclosed proxy statement provides details on important issues affecting your Fund. The Fund's Board of Directors recommends that you vote
                            "FOR" all the proposals.

TELEPHONE                          INTERNET                             MAIL


To vote by phone please:           To vote by Internet please:          To vote by mail please:
1. Read the Proxy Statement and    1. Read the Proxy Statement and      1. Simply return your completed
   have your Proxy Card               have your Proxy Card                 Proxy Card in the enclosed
   available.                         available.                           postage-paid envelope.
2. Call 1-800-334-4504             2. Go to www.aimfunds.com and
3. Enter the 12-digit control         select Proxy Voting to access
   number shown on your Proxy         your fund.
   Card and follow the simple      3. Enter the 12-digit control
   instructions.                      number shown on your Proxy
                                      Card and follow the simple
                                      instructions.

                        THANK YOU FOR YOUR PROMPT VOTE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Dear Shareholder:

Please take time to participate in this extremely important proxy vote. Your prompt participation is important and critical. If not enough shareholders vote, it may be necessary to have a second proxy mailing involving considerable expense.

Please note that you may have received multiple proxy cards. Please vote all enclosed cards so your vote can be recorded promptly. We appreciate your cooperation.

                                     Thank You for Your Vote.

                                   [AIM FUNDS LOGO APPEARS HERE]
                                     --Registered Trademark--

                               PROXY INFORMATION

In July, shareholders of certain AIM funds have been mailed a proxy statement asking for approval for some or all of the following proposals: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement, sub-advisory agreements, and distribution plan. The proxy statement for each AIM fund contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                             ----------------------
                                Scroll down
                                prospectus menu           [GO]
                             ----------------------

-------------------------------------------------------------------------------

WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET
[GRAPHIC]
ONLINE PROXY VOTING
-------------------

Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL
[GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE
[GRAPHIC]

Call toll free number 1-800-331-2896.

Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS . . .

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.

  --Copyright-- 2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

                     AIM ADVISOR INTERNATIONAL VALUE FUND

QUESTIONS & ANSWERS                                 PROXY STATEMENT
o   General Questions & Answers
o   Proposal for Reorganization as a                PROSPECTUS
    Delaware Business Trust
o   Proposal for Approval of a New Advisory         ANNUAL REPORT
    Agreement
o   Proposal for Approval of New                    BACK TO PROXY
    Sub-Advisory Agreements                         INFORMATION
o   Proposal for Approval of a New
    Distribution Plan                               ONLINE PROXY
o   Proposal for Changing Fundamental               VOTING
    Investment Restrictions
o   Proposal for Changing the Investment
    Objective and Making It Non-Fundamental

-------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

    o   How do I vote?
    o   What kinds of changes are being proposed?
    o   How does the board recommend that I vote?
    o   Will these changes alter the way my fund is managed?
    o   Will any of these changes affect the value of my account?
    o   Why should I vote?
    o   Has AIM contracted for the services of a proxy solicitor?
    o   Will my vote be confidential using the online proxy voting system?
    o   How do I sign the proxy card?
    o   What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at https://www.proxycard.com/aim3. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.
    o You may indicate your vote on the proxy card and return it in the postage-paid envelope.
    o You may call in your vote to Shareholder Communications Corporation at 1-800-331-2896.
    o You may vote in person at the September 1, 2000 shareholder meeting.

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

    o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."
    o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of a New Investment Advisory Agreement."
    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant material impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

WILL ANY OF THESE CHANGES AFFECT THE VALUE OF MY ACCOUNT?

No. None of them will.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the September 1st shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by ProxyCard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between the ProxyCard.com Web server and the shareholder's computer.
    o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. ProxyCard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
    o FIREWALL - To protect the confidentiality of your account records, ProxyCard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

        INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

        JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the registration.

        ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before the Shareholder Meeting, which will be held at 3:00 P.M. Central time on September 1, 2000.

                                                                    Back to Top

-------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

    o   What am I being asked to vote on?
    o   Why is this change being proposed?
    o   Will there be any tax consequences as a result of this reorganization?
    o   Where can I find further details about this reorganization?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders will not recognize a gain or a loss for federal income tax purposes as a result of the reorganization. However, we do encourage shareholders to consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances as to state and local tax consequences.

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                     Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

    o   What am I being asked to vote on?
    o How does the proposed new advisory agreement differ from the current advisory agreement?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and AIM Advisor Funds, Inc. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). These and certain other changes are more fully described in the proxy statement.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                                     Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

    o   What am I being asked to vote on?
    o How does the proposed new sub-advisory agreement differ from the current sub-advisory agreement?
    o   Will the new sub-advisory agreement change the way my fund is managed?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve a new sub-advisory agreement between AIM and your fund's current sub-advisor. The fund's current sub-advisor is INVESCO Global Asset Management (N.A.), Inc. ("INVESCO Global Asset Management"). Both INVESCO Global Asset Management and A I M Management Group Inc. are subsidiaries of AMVESCAP. The current sub-advisory agreement, among other things, authorizes INVESCO Global Asset Management to manage the investment and reinvestment of all assets, determine what securities to purchase or sell and provide investment analysis and research. The sub-advisory agreement can only be amended with shareholder approval.

HOW DOES THE PROPOSED NEW SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENT?

Among other things, it clarifies that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash of the fund, and maintain compliance procedures. It also revises the compensation section so that the sub-advisor would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets.

WILL THE NEW SUB-ADVISORY AGREEMENT CHANGE THE WAY MY FUND IS MANAGED?

No changes in the level or type of services provided by the sub-advisors would occur if the new sub-advisory agreements are approved by shareholders.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL OF APPROVAL OF A NEW DISTRIBUTION PLAN

    o   What am I being asked to vote on?
    o   How does the proposed distribution plan differ from the current plan?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new distribution plan for Class A and Class C shares of your fund. The new distribution plan is the form of distribution plan adopted by other retail funds having A I M Distributors, Inc. ("AIM Distributors") as their distributor.

HOW DOES THE PROPOSED DISTRIBUTION PLAN DIFFER FROM THE CURRENT PLAN?

Details can be found in the section of the proxy statement titled "Approval of a New Distribution Plan." Mainly, the changes are designed to conform the current distribution plan to AIM Distributors' uniform model distribution plan used by the other AIM funds. The Board believes that having the funds and other AIM Distributors funds operate pursuant to similar plans will enhance operating efficiencies of the funds and AIM Distributors.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The proposed distribution plan would not change the fee schedule for your fund. (The amounts that would have been paid had the new plan been in effect during the last fiscal year would not differ from actual amounts paid.)

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

    o   What am I being asked to vote on?
    o What is the difference between a fundamental restriction and a non-fundamental restriction?
    o   Why are these changes being proposed?
    o   Where can I find further details about these changes?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.
    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.
    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy titled "Changes to the Fundamental Investment Restrictions of All Funds."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE AND MAKING IT NON-FUNDAMENTAL

    o What am I being asked to vote on?

    o What is the difference between a fundamental objective and a non-fundamental objective?
    o   Why are these changes being proposed?
    o   Will this change the types of investments the fund makes?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental and to eliminate from the investment objective the types of securities your fund proposes to purchase in pursuing that objective.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

The current investment objectives state that this fund will invest without regard to U.S. or foreign tax considerations. The board believes that the investment objective of the fund should omit the statement that the fund will invest without regard to tax considerations. If the fund invests without regard to tax considerations, shareholders of the funds may realize significant taxable gains.

This change will allow the board to operate the fund on a tax-managed basis, resulting in little capital gain to shareholders, if the board so chooses, without seeking a shareholder vote.

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. Neither the investment objective nor the types of securities the fund buys will change if this is approved.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                                   Back to Top

-------------------------------------------------------------------------------

                        A I M DISTRIBUTORS, INC. 7/2000

      --Copyright--2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM ADVISOR FUNDS, INC.

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM ADVISOR FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis
            04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
            05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM ADVISOR FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4. TO APPROVE A NEW MASTER SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO, INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

5. TO APPROVE A NEW MASTER DISTRIBUTION PLAN (CLASS A AND CLASS C SHARES) FOR THE CLASS A AND CLASS C SHARES OF THE FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


6a.  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR

     [ ]  AGAINST
     [ ]  ABSTAIN


6e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING, HYPOTHECATING OR OTHERWISE TRANSFERRING ASSETS AS SECURITY
     FOR INDEBTEDNESS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.


6m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING RESTRICTED AND ILLIQUID SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


7. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND AND MAKING IT NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


9. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [ SUBMIT ]

ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM ADVISOR FUNDS, INC.

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM ADVISOR FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED
     AND QUALIFIED:

     [X]  FOR ALL

          WITHHOLD AUTHORITY FOR ALL NOMINEES

          FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis
            04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
            05. Jack M. Fields            10. Louis S. Sklar


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM ADVISOR FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [X]  FOR
          AGAINST
          ABSTAIN

4. TO APPROVE A NEW MASTER SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO, INC.

     [X]  FOR
          AGAINST
          ABSTAIN

5. TO APPROVE A NEW MASTER DISTRIBUTION PLAN (CLASS A AND CLASS C SHARES) FOR THE CLASS A AND CLASS C SHARES OF THE FUND.

     [X]  FOR
          AGAINST
          ABSTAIN

6.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



6a.  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
          AGAINST
          ABSTAIN


6b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6c.  CHANGE TO FUNDAMENTAL RESTRICTION ON

     UNDERWRITING SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
          AGAINST
          ABSTAIN

6e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [X]  FOR
          AGAINST
          ABSTAIN

6f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
          AGAINST
          ABSTAIN


6h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
          AGAINST
          ABSTAIN


6i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
          AGAINST

     ABSTAIN

6k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING, HYPOTHECATING OR OTHERWISE TRANSFERRING ASSETS AS SECURITY FOR INDEBTEDNESS.

     [X]  FOR
          AGAINST
          ABSTAIN

6l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [X]  FOR
          AGAINST
          ABSTAIN

6m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING RESTRICTED AND ILLIQUID SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

7. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND AND MAKING IT NON-FUNDAMENTAL.

     [X]  FOR
          AGAINST
          ABSTAIN

8. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
          AGAINST
          ABSTAIN


9. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.




                                    Is this vote correct?

                            [THIS VOTE IS CORRECT]     [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[          ]

[ SUBMIT ]

  The enclosed proxy statement provides details on important issues affecting your Fund. The Fund's Board of Directors recommends that you vote
                            "FOR" all the proposals.

TELEPHONE                          INTERNET                             MAIL


To vote by phone please:           To vote by Internet please:          To vote by mail please:
1. Read the Proxy Statement and    1. Read the Proxy Statement and      1. Simply return your completed
   have your Proxy Card               have your Proxy Card                 Proxy Card in the enclosed
   available.                         available.                           postage-paid envelope.
2. Call 1-800-334-4504             2. Go to www.aimfunds.com and
3. Enter the 12-digit control         select Proxy Voting to access
   number shown on your Proxy         your fund.
   Card and follow the simple      3. Enter the 12-digit control
   instructions.                      number shown on your Proxy
                                      Card and follow the simple
                                      instructions.

                        THANK YOU FOR YOUR PROMPT VOTE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Dear Shareholder:

Please take time to participate in this extremely important proxy vote. Your prompt participation is important and critical. If not enough shareholders vote, it may be necessary to have a second proxy mailing involving considerable expense.

Please note that you may have received multiple proxy cards. Please vote all enclosed cards so your vote can be recorded promptly. We appreciate your cooperation.

                                     Thank You for Your Vote.

                                   [AIM FUNDS LOGO APPEARS HERE]
                                     --Registered Trademark--

                               PROXY INFORMATION

In July, shareholders of certain AIM funds have been mailed a proxy statement asking for approval for some or all of the following proposals: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement, sub-advisory agreements, and distribution plan. The proxy statement for each AIM fund contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                             ----------------------
                                Scroll down
                                prospectus menu           [GO]
                             ----------------------

-------------------------------------------------------------------------------

WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET
[GRAPHIC]
ONLINE PROXY VOTING
-------------------

Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL
[GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE
[GRAPHIC]

Call toll free number 1-800-331-2896.

Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS . . .

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.

  --Copyright-- 2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

                         AIM ADVISOR REAL ESTATE FUND

QUESTIONS & ANSWERS                                     PROXY STATEMENT

o   General Questions & Answers                         PROSPECTUS
o   Proposal for Reorganization as a
    Delaware Business Trust                             ANNUAL REPORT
o   Proposal for Approval of a New Advisory
    Agreement                                           BACK TO PROXY
o   Proposal for Approval of New Sub-Advisory           INFORMATION
    Agreements
o   Proposal for Approval of a New Distribution Plan    ONLINE PROXY
o   Proposal for Changing Fundamental Investment        VOTING
    Restrictions
o Proposal for Changing the Investment Objective and Making It Non-Fundamental

-------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

    o   How do I vote?
    o   What kinds of changes are being proposed?
    o   How does the board recommend that I vote?
    o   Will these changes alter the way my fund is managed?
    o   Will any of these changes affect the value of my account?
    o   Why should I vote?
    o   Has AIM contracted for the services of a proxy solicitor?
    o   Will my vote be confidential using the online proxy voting system?
    o   How do I sign the proxy card?
    o   What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at https://www.proxycard.com/aim3. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.
    o You may indicate your vote on the proxy card and return it in the postage-paid envelope.
    o You may call in your vote to Shareholder Communications Corporation at 1-800-331-2896.
    o You may vote in person at the September 1, 2000 shareholder meeting.

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

    o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."
    o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of a New Investment Advisory Agreement."
    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant material impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

WILL ANY OF THESE CHANGES AFFECT THE VALUE OF MY ACCOUNT?

No. None of them will.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the September 1st shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by ProxyCard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between the ProxyCard.com Web server and the shareholder's computer.
    o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. ProxyCard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
    o FIREWALL - To protect the confidentiality of your account records, ProxyCard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

        INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

        JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the registration.

        ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before the Shareholder Meeting, which will be held at 3:00 P.M. Central time on September 1, 2000.
                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

    o   What am I being asked to vote on?
    o   Why is this change being proposed?
    o   Will there be any tax consequences as a result of this reorganization?
    o   Where can I find further details about this reorganization?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders will not recognize a gain or a loss for federal income tax purposes as a result of the reorganization. However, we do encourage shareholders to consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances as to state and local tax consequences.

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top
-------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

    o   What am I being asked to vote on?
    o How does the proposed new advisory agreement differ from the current advisory agreement?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and AIM Advisor Funds, Inc. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). These and certain other changes are more fully described in the proxy statement.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

    o   What am I being asked to vote on?
    o How does the proposed new sub-advisory agreement differ from the current sub-advisory agreement?
    o   Will the new sub-advisory agreement change the way my fund is managed?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve a new sub-advisory agreement between AIM and your fund's current sub-advisor. The fund's current sub-advisor is INVESCO Inc. ("INVESCO"). Both INVESCO and A I M Management Group Inc. ("AIM Management") are subsidiaries of AMVESCAP. The current sub-advisory agreement, among other things, authorizes INVESCO to manage the investment and reinvestment of all assets, determine what securities to purchase or sell and provide investment analysis and research. The sub-advisory agreement can only be amended with shareholder approval.

HOW DOES THE PROPOSED NEW SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENT?

Among other things, it clarifies that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash of the fund, and maintain compliance procedures. It also revises the compensation section so that the sub-advisor would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets.

WILL THE NEW SUB-ADVISORY AGREEMENT CHANGE THE WAY MY FUND IS MANAGED?

No changes in the level or type of services provided by the sub-advisors would occur if the new sub-advisory agreements are approved by shareholders.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                  Back to Top

-------------------------------------------------------------------------------

PROPOSAL OF APPROVAL OF A NEW DISTRIBUTION PLAN

    o   What am I being asked to vote on?
    o   How does the proposed distribution plan differ from the current plan?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new distribution plan for Class A and Class C shares of your fund. The new distribution plan is the form of distribution plan adopted by other retail funds having A I M Distributors, Inc. ("AIM Distributors") as their distributor.

HOW DOES THE PROPOSED DISTRIBUTION PLAN DIFFER FROM THE CURRENT PLAN?

Details can be found in the section of the proxy statement titled "Approval of a New Distribution Plan." Mainly, the changes are designed to conform the current distribution plan to AIM Distributors' uniform model distribution plan used by the other AIM funds. The Board believes that having the funds and other AIM Distributors funds operate pursuant to similar plans will enhance operating efficiencies of the funds and AIM Distributors.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The proposed distribution plan would not change the fee schedule for your fund. (The amounts that would have been paid had the new plan been in effect during the last fiscal year would not differ from actual amounts paid.)

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

    o   What am I being asked to vote on?
    o What is the difference between a fundamental restriction and a non-fundamental restriction?
    o   Why are these changes being proposed?
    o   Where can I find further details about these changes?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.
    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.
    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy titled "Changes to the Fundamental Investment Restrictions of All Funds."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE AND MAKING IT NON-FUNDAMENTAL

    o   What am I being asked to vote on?

    o What is the difference between a fundamental objective and a non-fundamental objective?
    o   Why are these changes being proposed?
    o   Will this change the types of investments the fund makes?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental and to eliminate from the investment objective the types of securities your fund proposes to purchase in pursuing that objective.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

The current investment objectives state that this fund will invest without regard to federal income tax considerations. The board believes that the investment objective of the fund should omit the statement that the fund will invest without regard to tax considerations. If the fund invests without regard to tax considerations, shareholders of the funds may realize significant taxable gains.

This change will allow the board to operate the fund on a tax-managed basis, resulting in little capital gain to shareholders, if the board so chooses, without seeking a shareholder vote.

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. Neither the investment objective nor the types of securities the fund buys will change if this is approved.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                                 Back to Top

-------------------------------------------------------------------------------

                        A I M DISTRIBUTORS, INC. 7/2000

      --Copyright--2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                          AIM ADVISOR REAL ESTATE FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM ADVISOR FUNDS, INC.

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM ADVISOR FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis
            04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
            05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM ADVISOR FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4. TO APPROVE A NEW MASTER SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO, INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

5. TO APPROVE A NEW MASTER DISTRIBUTION PLAN (CLASS A AND CLASS C SHARES) FOR THE CLASS A AND CLASS C SHARES OF THE FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


6a.  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR

     [ ]  AGAINST
     [ ]  ABSTAIN


6e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


6k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING, HYPOTHECATING OR OTHERWISE TRANSFERRING ASSETS AS SECURITY
     FOR INDEBTEDNESS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.


6m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING RESTRICTED AND ILLIQUID SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


7. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND AND MAKING IT NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


9. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [ SUBMIT ]

ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                          AIM ADVISOR REAL ESTATE FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM ADVISOR FUNDS, INC.

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM ADVISOR FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED
     AND QUALIFIED:

     [X]  FOR ALL

          WITHHOLD AUTHORITY FOR ALL NOMINEES

          FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis
            04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
            05. Jack M. Fields            10. Louis S. Sklar


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM ADVISOR FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [X]  FOR
          AGAINST
          ABSTAIN

4. TO APPROVE A NEW MASTER SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO, INC.

     [X]  FOR
          AGAINST
          ABSTAIN

5. TO APPROVE A NEW MASTER DISTRIBUTION PLAN (CLASS A AND CLASS C SHARES) FOR THE CLASS A AND CLASS C SHARES OF THE FUND.

     [X]  FOR
          AGAINST
          ABSTAIN

6.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



6a.  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
          AGAINST
          ABSTAIN


6b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6c.  CHANGE TO FUNDAMENTAL RESTRICTION ON

     UNDERWRITING SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
          AGAINST
          ABSTAIN

6e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [X]  FOR
          AGAINST
          ABSTAIN

6f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

6g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
          AGAINST
          ABSTAIN


6h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
          AGAINST
          ABSTAIN


6i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
          AGAINST

     ABSTAIN

6k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING, HYPOTHECATING OR OTHERWISE TRANSFERRING ASSETS AS SECURITY FOR INDEBTEDNESS.

     [X]  FOR
          AGAINST
          ABSTAIN

6l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [X]  FOR
          AGAINST
          ABSTAIN

6m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING RESTRICTED AND ILLIQUID SECURITIES.

     [X]  FOR
          AGAINST
          ABSTAIN

7. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND AND MAKING IT NON-FUNDAMENTAL.

     [X]  FOR
          AGAINST
          ABSTAIN

8. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
          AGAINST
          ABSTAIN


9. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.




                                    Is this vote correct?

                            [THIS VOTE IS CORRECT]     [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[          ]

[ SUBMIT ]

  The enclosed proxy statement provides details on important issues affecting your Fund. The Fund's Board of Directors recommends that you vote
                            "FOR" all the proposals.

TELEPHONE                          INTERNET                             MAIL


To vote by phone please:           To vote by Internet please:          To vote by mail please:
1. Read the Proxy Statement and    1. Read the Proxy Statement and      1. Simply return your completed
   have your Proxy Card               have your Proxy Card                 Proxy Card in the enclosed
   available.                         available.                           postage-paid envelope.
2. Call 1-800-334-4504             2. Go to www.aimfunds.com and
3. Enter the 12-digit control         select Proxy Voting to access
   number shown on your Proxy         your fund.
   Card and follow the simple      3. Enter the 12-digit control
   instructions.                      number shown on your Proxy
                                      Card and follow the simple
                                      instructions.

                        THANK YOU FOR YOUR PROMPT VOTE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Dear Shareholder:

Please take time to participate in this extremely important proxy vote. Your prompt participation is important and critical. If not enough shareholders vote, it may be necessary to have a second proxy mailing involving considerable expense.

Please note that you may have received multiple proxy cards. Please vote all enclosed cards so your vote can be recorded promptly. We appreciate your cooperation.

                                     Thank You for Your Vote.

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                                     --Registered Trademark--